INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

           NUMBER                                     SHARES

                                              CUSIP NO.  34484N 10 3

                          FOODVISION.COM, INC.

       50,000,000 AUTHORIZED SHARES   $.001 PAR VALUE   NON-ASSESSABLE

THIS CERTIFIES that _______________________________ is the record holder of __________________ Shares of FOODVISION.COM, INC. Common Stock transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: Countersigned and registered OTC STOCK Transfer, Inc. (Salt Lake City, Utah)
                                  By            Transfer Agent and
                                                  Registrar

---------------------                    ---------------------------
Secretary                                President

                        [CORPORATE SEAL]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                  UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties       ---------Custodian-------
JT TEN - as joint tenants with a right         (Cust)            (Minor)
         of survivorship and not as         under Uniform Gifts to Minors
         tenants in common                  Act -----------------------
                                                       (State)
 Additional abbreviations may also be used though not in the above list.

                   For Value Received, ____________________________
                   hereby sell, assign and transfer unto

Please insert social security
or other identifying number of
assignee

-----------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

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------------------------------------------------------------------ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated -------------------


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NOTICE:  Signature must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, broker, or any other eligible guarantor institution that is authorized to do so under the securities transfer agents medallion program (stamp) under the rules promulgated by the U.S. Securities and Exchange Commission.